Exhibit 99.1

ASX / MEDIA RELEASE

Limeade Announces Dave Smith as New President and Chief Operating
Officer

Former Payscale executive brings best-in-class operational excellence to further profitability and growth

SYDNEY, Australia and Bellevue, Washington. – 7 November 2022 – Limeade (ASX: LME, or the
Company), an immersive employee well-being company that creates healthy employee experiences, announced the promotion of Dave Smith from GM of the TINYpulse division to
President and Chief Operating Officer, reporting to CEO Henry Albrecht.

Smith has over 25 years of experience leading large global teams and growing SaaS companies through periods of cross-enterprise transformation, including at PayScale and CareerBuilder. He has guided world-class companies as they grew from less than $5M to over $100M in annual recurring revenue as a C-Level executive.

Smith, who first joined Limeade in 2021 as part of the TINYpulse acquisition, is an industry veteran who has led various product, marketing, customer and strategy functions. Prior to his role at Limeade and TINYpulse, he was Chief Product and Strategy Officer at PayScale and
Managing Director at CareerBuilder UK Ltd.

In his new role, Dave will manage the day-to-day operations of the business, including product, technology, customer success and company operations.

“Dave is a highly respected and recognized leader in the SaaS industry," Albrecht said. "He brings decades of experience in designing and integrating business systems for profitability and growth while building high performance cultures. Over the past fourteen months, Dave has proven to be an influential voice to our board and in our company. He understands our business and customers and embodies our unique culture which will enable him to easily shift into this new role.”

“Our market is facing unprecedented disruption,” Smith said. “Limeade has established itself as a pioneer in an industry poised for tremendous growth and change. I look forward to the opportunity to partner with Henry and the leadership team to deliver ever-better physical, emotional, financial and work well-being to our customers, users, teammates and investors.”

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Contact Information

Company	Investor Relations / Media (AU)
Mr Henry Albrecht	Dr Thomas Duthy
Chief Executive Officer	Nemean Group for Limeade
henry.albrecht@limeade.com	thomas.duthy@limeade.com
+1 425 908 0216	+61 402 493 727

Media (US)
Ms. Amanda Lasko
Marketing Director
amanda.lasko@limeade.com
+1 206 227 6907

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About Limeade
Limeade is an immersive employee well-being company that creates healthy employee experiences. Limeade Institute science guides its industry-leading software and its own awardwinning culture. Today, millions of users in over 100 countries use Limeade solutions to navigate the future of work. By putting well-being at the heart of the employee experience,
Limeade reduces burnout and turnover while increasing well-being and engagement —
ultimately elevating business performance. To learn more, visit www.limeade.com (ASX listing:
LME).
Limeade, Inc. Australian Registered Business Number 637 017 602, a public limited company registered under the Washington Business Corporation Act (UBI Number: 602 588 317).
Disclosure
This ASX release does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of any securities referred to herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful. Any securities referred to herein have not been registered under the US Securities Act of 1933, as amended (the "US Securities Act")
and may not be offered or sold in the United States or to US persons absent registration or an applicable exemption from registration under the US Securities Act and applicable state securities laws. In addition, any hedging transactions involving the securities referred to herein may not be conducted unless in compliance with the US Securities Act.

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004e